Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Procurian Argentina SRL	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
CTRE Pty Ltd	Australia
Change Track Research Pty Ltd	Australia
Procurian Australia Pty Limited	Australia
Accenture GmbH	Austria
Accenture Technology Solutions GmbH	Austria
Accenture BPM SCRL	Belgium
Accenture S.A.\.N.V.	Belgium
Accenture Technology Ventures S.P.R.L.	Belgium
Avanade Belgium SPRL	Belgium
Blue Insurance Ltd	Bermuda
Accenture Technology, Consulting and Outsourcing S.A.	Bolivia
Accenture (Botswana) (PTY) Ltd	Botswana
Accenture do Brasil Ltda	Brazil
Accenture Servicos de Suporte de Negocios Ltda	Brazil
Accenture Servicos Administrativos Ltda	Brazil
BPO Servicos Administrativos Ltda	Brazil
Avanade do Brasil Ltda	Brazil
Fjordnet Brasil Desenho Digital Ltda	Brazil
Procurian Brasil Servicos de Contratacao de Suprimentos Ltda	Brazil
Accenture Canada Holdings Inc.	Canada
Accenture Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Business Services for Utilities Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc.	Canada
PCO Innovation Canada Inc.	Canada
Acquity Group Limited	Cayman Islands
2020 GlobalGrowth Equities Limited	Cayman Islands
Accenture Chile Asesorias y Servicios Ltda	Chile
Neo Metrics Chile, S.A.	Chile
Accenture (China) Co Ltd	China
Accenture Technology Solutions (Dalian) Co Ltd	China
Qi Jie Beijing Information Technologies Co Ltd	China
Accenture (Beijing) Mobile Technology Co Ltd	China
Avanade Guangzhou	China

Name	Country of Organization
Avanade GZ Computer Technology Development Co. Ltd. (SH)	China
ICG Commerce (Shenzhen) Co., Ltd.	China
Accenture Ltda	Colombia
Accenture S.R.L.	Costa Rica
Accenture Services S.R.L.	Costa Rica
Accenture Services s.r.o	Czech Republic
Accenture Technology Solutions s.r.o.	Czech Republic
Procurian Czech Republic s.r.o	Czech Republic
Accenture A/S	Denmark
Avanade Denmark ApS	Denmark
ENMAX Technology-Ecuador S.A.	Ecuador
Accenture Egypt LLC	Egypt
Accenture Oy	Finland
Accenture Technology Solutions Oy	Finland
Accenture Services Oy	Finland
Avanade Finland Oy	Finland
Fjord Oy	Finland
Accenture SAS	France
Accenture Technology Solutions SAS	France
InVita SAS	France
Avanade SAS	France
Accenture Investment Processing Services SAS	France
Accenture Holdings France SAS	France
Accenture Insurance Services SAS	France
Accenture Post-Trade Processing SAS	France
Digiplug SAS	France
Fjord France SARL	France
PCO Innovation EURL	France
PCO Innovation France SAS	France
Accenture GmbH	Germany
Accenture Management GmbH	Germany
Accenture Holding GmbH & Co. KG	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Services GmbH	Germany
Accenture Technology Solutions GmbH	Germany
Accenture Services für Kreditinstitute GmbH	Germany
Avanade Deutschland GmbH	Germany
Accenture CAS GmbH	Germany
Fjord GmbH	Germany
ClientHouse GmbH	Germany
PCO Innovation GmbH	Germany
Procurian Germany GmbH	Germany
Accenture Ghana Limited	Ghana
Accenture Finance (Gibraltar) III Ltd	Gibraltar
Accenture Minority III Ltd	Gibraltar
Accenture plc	Gibraltar

Name	Country of Organization
Accenture S.A.	Greece
Accenture BPM Operations Support Services S.A.	Greece
Accenture Co Ltd	Hong Kong SAR
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong SAR
Avanade Hong Kong Ltd	Hong Kong SAR
Procurian (Hong Kong) Limited	Hong Kong
Accenture Hungary Holdings Korlátolt Felelõsségû Társaság	Hungary
Accenture Industrial Software Solutions Korlátolt Felelõsségû Társaság	Hungary
Accenture Tanacsado Korlatolt Felelossegu Tarsasag KFT (also known as Accenture KFT)	Hungary
Accenture Services Private Ltd	India
Zenta Private Limited	India
Peninsula Capital Services Private Limited	India
Procurian India Private Limited	India
P.T. Accenture	Indonesia
Accenture	Ireland
Accenture Global Services Ltd	Ireland
Accenture Defined Benefit Pension Plan Trustees Ltd.	Ireland
Accenture Defined Contribution Pension Plan Trustees Ltd.	Ireland
Accenture Newco Limited	Ireland
Accenture IOM 1 Company Limited	Isle of Man
Accenture IOM 2 Company Limited	Isle of Man
Accenture Ltd	Israel
Accenture SpA	Italy
Accenture Technology Solutions SRL	Italy
Accenture Outsourcing SRL	Italy
Accenture Insurance Services SpA	Italy
Accenture Finance and Accounting BPO Services SpA	Italy
Accenture HR Services SpA	Italy
Avanade Italy SRL	Italy
i4C Analytics S.r.l.	Italy
Accenture Japan Ltd	Japan
Avanade Japan KK	Japan
Procurian Japan G.K.	Japan
Renacentis IT Services, Co. Ltd	Japan
Accenture East Africa Ltd	Kenya
Accenture Sàrl	Luxembourg
Accenture S.C.A.	Luxembourg
Accenture International Sàrl	Luxembourg
Accenture International Capital SCA	Luxembourg
Accenture Sdn. Bhd.	Malaysia
Accenture Technology Solutions Sdn. Bhd.	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Accenture Services (Mauritius) Ltd	Mauritius
Accenture S.C.	Mexico

Name	Country of Organization
Operaciones Accenture S.A. de C.V.	Mexico
Accenture Technology Solutions S.A.de C.V.	Mexico
Servicios Tecnicos de Programacion Accenture S.C.	Mexico
Accenture Services Morocco SA	Morocco
Accenture Maghreb S.a.r.l.	Morocco
Accenture Mozambique Limitada	Mozambique
Accenture Holdings B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Australia Holding B.V.	Netherlands
Accenture Korea BV	Netherlands
Accenture Technology Ventures BV	Netherlands
Accenture Participations BV	Netherlands
Accenture Minority I BV	Netherlands
Accenture BV	Netherlands
Avanade Netherlands BV	Netherlands
Partners Technology Mexico Holdings BV	Netherlands
Accenture Equity Finance BV	Netherlands
PureApps Benelux B.V.	Netherlands
Accenture NZ Limited	New Zealand
Accenture Ltd	Nigeria
Accenture AS	Norway
Avanade Norway AS	Norway
Accenture Services AS	Norway
Accenture Panama Inc	Panama
Accenture Inc	Philippines
Accenture Healthcare Processing Inc.	Philippines
Zenta Global Philippines, Inc.	Philippines
Accenture Sp. z.o.o.	Poland
Accenture Services Sp. z.o.o.	Poland
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Solucoes Informaticas Integrados, S.A.	Portugal
Accenture Services S.r.l.	Romania
Accenture Industrial Software Solutions SA	Romania
Accenture Managed Services SRL	Romania
Accenture OOO	Russia
Accenture Saudi Arabia Limited	Saudi Arabia
Accenture Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
NewsPage Pte Ltd	Singapore
Procurian Singapore Pte. Ltd.	Singapore
Accenture s.r.o.	Slovak Republic
Accenture Services s.r.o.	Slovak Republic
Accenture Technology Solutions—Slovakia s.r.o.	Slovak Republic

Name	Country of Organization
Accenture (South Africa) Pty Ltd	South Africa
Accenture Services (South Africa) Pty Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Accenture Africa Pty Ltd	South Africa
Accenture Technology Infrastructure Services Pty Ltd	South Africa
Avanade South Africa	South Africa
Accenture Yuhan Hoesa (also known as Accenture Ltd)	South Korea
Accenture Technology Solutions Ltd	South Korea
Accenture S.L.	Spain
Accenture Outsourcing Services,S.A.	Spain
Accenture Holdings (Iberia) S.L.	Spain
Coritel S.A.	Spain
Alnova Technologies Corporation S.L.	Spain
Avanade Spain SL	Spain
CustomerWorks Europe SL	Spain
Energuiaweb SL	Spain
Fjord Spain SLU	Spain
Procurian Spain, S.L.	Spain
Accenture Lanka (Private) Ltd	Sri Lanka
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Service Design Sweden AB	Sweden
Accenture AG	Switzerland
Accenture Holding GmbH	Switzerland
Accenture Global Services GmbH	Switzerland
Accenture Finance GmbH	Switzerland
Accenture Finance II GmbH	Switzerland
Avanade Schweiz GmbH	Switzerland
Accenture Services AG	Switzerland
Procurian Switzerland GmbH	Switzerland
Accenture Co Ltd	Taiwan
Accenture Co Ltd.	Thailand
Accenture Solutions Co Ltd	Thailand
Avanade (Thailand) Co Ltd	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture BPM is Yonetimi Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company	Turkey
Fjordnet Reklam, Pazarlama ve Iletisim Hizmetleri Ltd. Sti	Turkey
Accenture (UK) Ltd	United Kingdom
Avanade UK Ltd	United Kingdom
Avanade Europe Holdings Ltd	United Kingdom
Avanade Europe Services Ltd	United Kingdom
Accenture Services Ltd	United Kingdom

Name	Country of Organization
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Properties	United Kingdom
Fjordnet Limited	United Kingdom
Fjord (OSH) Limited	United Kingdom
Fjord Network Limited	United Kingdom
Procurian UK Limited	United Kingdom
PureApps Limited	United Kingdom
Accenture LLP	United States
Accenture Inc	United States
Accenture LLC	United States
Accenture Capital Inc	United States
Accenture Sub Inc	United States
Avanade Inc	United States
Avanade International Corporation	United States
Avanade Holdings LLC	United States
Maple Insurance Inc	United States
Navitaire LLC	United States
Navitaire International LLC	United States
Proquire LLC	United States
Accenture Federal Services LLC	United States
Accenture Insurance Services LLC	United States
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc.	United States
Accenture Puerto Rico LLC	United States
BABCN LLC	United States
Accenture 2 LLC	United States
Computer Research and Telecommunications LLC	United States
Avanade Fed Services LLC	United States
Fjord LLC	United States
ASM Research LLC	United States
ENKITEC LLC	United States
Procurian International I LLC	United States
Procurian International II LLC	United States
Procurian LLC	United States
Procurian USA LLC	United States
Radiant Services, LLC	United States
Utilities Analyses LLC	United States
Accenture Uruguay SRL	Uruguay
Accenture C.A.	Venezuela
Accenture Vietnam Co., LTD	Vietnam
Accenture Zambia Limited	Zambia